Exhibit 99.1
Deposit growth remains robust at 10 percent

BBVA Compass reports net income of $34 million for the first quarter of 2016

•	Continued loan and deposit generation

▪	Total loans of $62.2 billion up $3.4 billion, or 6 percent, from year ago levels

◦	Loan growth driven by C&I lending, up $2.4 billion or 10 percent

◦	Newly funded customer loans of $4 billion in the quarter

▪	Total deposits of $68.9 billion up $6.0 billion, or 10 percent, from prior year

◦	Deposit growth fueled by 10 percent increase in noninterest bearing deposits

◦	Noninterest bearing deposits represent 29.6 percent of total deposits

•	Revenue growth led by increase in net interest income

▪	Total revenue up 1 percent from year ago and 5 percent (annualized) from fourth quarter 2015 levels

◦	Net interest income (NII) increased $8 million or 2 percent from year ago

◦	NII linked quarter growth more pronounced at 10 percent (annualized)

◦	Net interest margin (FTE) increased 7 basis points from prior quarter

•	Credit quality metrics sound despite deterioration in energy portfolio

▪	Net charge-off ratio at 35 basis points

▪	Provision expense exceeds net charge-offs by $60 million

▪	Nonperforming loan ratio at 1.41 percent; 0.71 percent excluding energy portfolio

•	Capital position remains strong

▪	Regulatory capital ratios significantly exceed “well-capitalized” guidelines

▪	Common Equity Tier 1 capital ratio (phased-in)[1] at 10.64 percent
________________________________
1 Regulatory capital ratios at March 31, 2016, are estimated
FTE - presented on a fully taxable equivalent basis

HOUSTON, April 28, 2016 - BBVA Compass Bancshares, Inc., a Sunbelt-based bank holding company (BBVA Compass), reported today net income of $34 million for the first three months of 2016 compared to $142 million earned during the first three months of 2015. Return on average assets and return on average tangible equity2 for the first three months of 2016 were 0.15 percent and 1.83 percent, respectively.
“The prolonged period of low energy prices and continued stress on the energy industry clearly impacted our results in the first quarter,” said Manolo Sánchez, chairman and CEO of BBVA Compass. “While we believe we have built a conservatively underwritten and highly-collateralized energy portfolio, our increased provisioning levels in the quarter reflect a decisive and prudent decision that appropriately reflects the current operating environment.”
“At the same time, our results also demonstrate our ability to continue to serve our customers and meet their financial needs as we delivered solid fundamental balance sheet growth,” said Sánchez. “Total loans reached $62.2 billion, an increase of $3.4 billion or 6 percent from prior year levels and was driven by solid growth in our C&I portfolio. Equally important, the growth in loans was entirely funded by robust deposit generation. Total deposits increased 10 percent to $68.9 billion, fueled by a 10 percent increase in noninterest bearing deposits, which now represent nearly 30 percent of our deposit base.”
Total revenue increased 1 percent from the prior year and 5 percent annualized from fourth quarter 2015 levels. Strong loan and noninterest bearing deposit volume resulted in a 2 percent increase in net interest income, while the increase from fourth quarter levels was more pronounced at 10 percent annualized. The percent net interest margin ended the quarter at 2.73 percent, up 7 basis points from the fourth quarter of 2015, as the increase in short-term interest rates in December benefited loan yields in the quarter.
Noninterest income for the quarter totaled $227 million, a decrease of 9 percent compared to the $249 million recorded in the first quarter of 2015. Included in first quarter 2015 results were $30 million of net gains on the sale of investment securities and losses on the prepayment of FHLB and other borrowings compared to $8 million recorded in the first quarter of 2016. Excluding the impact of these transactions, noninterest income was relatively unchanged from the prior year. A softer environment for investment banking and fixed income products, as well as strong performance in the prior year, coupled with a decline in mortgage volumes and mortgage servicing rights offset increases from other fee-based businesses.
Credit quality measures were impacted by the continued pressure on the energy sector. Provision expense for the quarter totaled $113 million compared to $42 million in the prior year, and the allowance for loan losses as a percentage of total loans rose from 1.20 percent to 1.32 percent. Nonperforming loans as a percentage of total loans were 1.41 percent compared to 0.73 percent a year ago. While down from a year ago, the coverage ratio that measures the amount of reserves to nonperforming loans remains strong at 93 percent. Net charge-offs as a percentage of average loans totaled 35 basis points in the quarter.
“BBVA Compass is committed to maintaining sound underwriting standards and adequate reserve levels that reflect the make-up of our loan portfolio and economic conditions,” Sánchez said. “While the increase in reserve levels and nonperforming loans this quarter reflect the isolated stress on our energy portfolio (7 percent of total loans), the underlying strength of the remainder of our loan portfolio remains strong. Excluding energy loans, our nonperforming loan ratio was 0.71 percent and net charge-offs were 27 basis points.”

(Dollars in thousands)	March 31, 2016		December 31, 2015
	Outstanding	Nonaccrual	Outstanding	Nonaccrual
Exploration and production	$2,140,376	$469,882	$2,040,748	$91,947
Midstream	1,541,465	—	1,355,503	—
Drilling oil & support services	292,769	—	266,871	—
Refineries and terminals	134,211	475	137,904	520
Other	42,578	—	39,200	—
Total energy portfolio	$4,151,399	$470,357	$3,840,226	$92,467
Total shareholder’s equity ended the first quarter of 2016 at $12.7 billion, a 4 percent increase from $12.2 billion at the end of the first quarter of 2015. Each of the company’s regulatory capital ratios remain significantly above “well-capitalized” guidelines. The total capital ratio ended the quarter at 13.55 percent1 compared to 12.50 percent in the prior year and the CET1 ratio rose to 10.64 percent1.
During the first quarter, BBVA Compass was named the Best U.S. Regional Middle Market Treasury & Cash Management Provider in the Southwest by Global Finance magazine for the second consecutive year. The publication also named the bank’s parent company, BBVA, as the best treasury and cash management provider in Spain and the best overall bank for cash management in Latin America. BBVA Bancomer was named as the top provider of treasury and cash management in Mexico.

BBVA Compass also communicated progress on its 5-year, $11 billion commitment to low- and moderate-income individuals and neighborhoods announced in late 2014. During 2015, BBVA Compass committed more than $2.5 billion in mortgage, small business and community development lending and investments. Due to these efforts, the Federal Reserve Bank of Atlanta notified BBVA Compass in March that the bank had improved its rating to Satisfactory on its most recent Community Reinvestment Act exam.
________________________________
2 Average tangible equity is a non-GAAP financial measure that we believe aids in understanding certain areas of our performance. The calculation of this measure is included on the page titled Non-GAAP Reconciliation.

Contact details:
Christina Anderson	Ed Bilek
Corporate Communications	Investor Relations
Tel. 205.524.5214	Tel. 205.297.3331
christina.anderson@bbva.com	ed.bilek@bbva.com

About BBVA Compass
BBVA Compass Bancshares, Inc. is a Sunbelt-based bank holding company whose principal subsidiary, BBVA Compass, operates 674 branches, including 345 in Texas, 89 in Alabama, 75 in Arizona, 62 in California, 45 in Florida, 38 in Colorado and 20 in New Mexico. BBVA Compass ranks among the top 25 largest U.S. commercial banks based on deposit market share and ranks among the largest banks in Alabama (2nd), Texas (4th) and Arizona (4th). BBVA Compass was recently named the best regional bank in the South and West, as well as earning best mobile app, in Money magazine’s annual list of the Best Bank’s in America. Additional information about BBVA Compass can be found under the Investor Relations tab at bbvacompass.com, by following @BBVACompassNews on Twitter or visiting newsroom.bbvacompass.com.
About BBVA Group
BBVA Compass Bancshares, Inc. is a wholly owned subsidiary of BBVA (NYSE: BBVA) (MAD: BBVA). BBVA is a customer-centric global financial services group founded in 1857. The Group has a solid position in Spain, is the largest financial institution in Mexico and has leading franchises in South America and the Sunbelt region of the United States. Its diversified business is geared toward high-growth markets and relies on technology as a key sustainable competitive advantage. Corporate responsibility is at the core of its business model. BBVA fosters financial education and inclusion, and supports scientific research and culture. It operates with the highest integrity, a long-term vision and applies the best practices. The Group is present in the main sustainability indexes. More information about the BBVA Group can be found at bbva.com.
On April 6, 2016, BBVA filed its annual report on Form 20-F for the year ended December 31, 2015, with the Securities and Exchange Commission. A copy can be accessed on the BBVA website at http://shareholdersandinvestors.bbva.com/TLBB/tlbb/bbvair/ing/share/adrs/index.jsp. Holders of BBVA’s American Depositary Receipts (ADRs) may request a hard copy of the Form 20-F for the year ended December 31, 2015, including its complete audited financial statements, free of charge. To request a copy, contact Ed Bilek at ed.bilek@bbva.com.
Forward-Looking Statements
Certain statements in this press release may contain forward-looking statements about BBVA Compass Bancshares, Inc. (the “Company”) and its industry that involve substantial risks and uncertainties. The use of “we,” “our” and similar terms refer to the Company. Statements other than statements of current or historical fact, including statements regarding our future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to the Company, constitute forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. These forward-looking statements reflect the Company’s views regarding future events and financial performance. Such statements are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond the Company’s control, that could cause actual results to differ materially from anticipated results. If the Company’s assumptions and estimates are incorrect, or if the Company becomes subject to significant limitations as the result of litigation or regulatory action, then the Company’s actual results could vary materially from those expressed or implied in these forward-looking statements. The forward-looking statements are and will be based on the Company’s then current views and assumptions regarding future events and speak only as of their dates made. The Company assumes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by securities law or regulation. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 2, 2016, as updated by our subsequent SEC filings.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended March 31,		%
	2016	2015	Change
EARNINGS SUMMARY
Net interest income	$516,881	$509,029	2
Noninterest income [a]	218,226	218,987	—
Total revenue [a]	735,107	728,016	1
Investment securities gain, net	8,353	32,832	(75)
Loss on prepayment of FHLB advances	—	(2,549)	NM
Provision for loan losses	113,245	42,031	169
Noninterest expense	573,119	522,719	10
Pretax income	57,096	193,549	(71)
Income tax expense	22,618	51,782	(56)
Net income	34,478	141,767	(76)
Net income attributable to noncontrolling interests	528	657	(20)
Net income attributable to shareholder	$33,950	$141,110	(76)

SELECTED RATIOS
Return on average assets	0.15%	0.68%
Return on average tangible equity [b]	1.83	8.25
Average common equity to average assets	13.51	14.24
Average loans to average total deposits	92.16	94.67
Common equity tier I capital (CET1) [c]	10.64	10.58
Tier I capital ratio [c]	10.99	10.65
Total capital ratio [c]	13.55	12.50
Leverage ratio [c]	8.74	8.92
[a] Excludes net gain on sales of investment securities and gain (loss) on prepayment of FHLB advances.
[b] Non-GAAP measure that we believe aids in understanding certain areas of our performance. The calculation of this measure is included on the page titled Non-GAAP Reconciliation.
[c] Current period regulatory capital ratios are estimated.
NM = Not meaningful

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Average for Three Months			Ending Balance
	Ended March 31,		%	March 31,		%
	2016	2015	Change	2016	2015	Change
BALANCE SHEET HIGHLIGHTS
Total loans	$62,195,963	$58,813,049	6	$62,201,474	$58,756,951	6
Total investment securities	12,483,709	11,386,056	10	12,533,750	11,475,370	9
Earning assets	79,061,703	73,686,670	7	79,089,674	73,966,204	7
Total assets	92,249,072	85,087,155	8	92,152,260	85,475,741	8
Noninterest bearing demand deposits	20,061,551	17,933,517	12	20,439,114	18,599,702	10
Interest bearing transaction accounts	32,861,499	31,424,229	5	33,350,134	31,539,717	6
Total transaction accounts	52,923,050	49,357,746	7	53,789,248	50,139,419	7
Total deposits	67,484,090	62,121,217	9	68,947,616	62,900,681	10
Shareholder's equity	12,694,691	12,116,432	5	12,670,933	12,161,930	4

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	2016	2015
	March 31	December 31	September 30	June 30	March 31
NONPERFORMING ASSETS
Nonaccrual loans [a]	$819,034	$407,045	$380,930	$395,350	$357,539
Loans 90 days or more past due [b]	60,490	68,629	73,588	69,710	70,750
TDRs 90 days or more past due	491	874	678	1,224	820
Total nonperforming loans [a]	880,015	476,548	455,196	466,284	429,109
Other real estate owned, net (OREO)	17,877	20,862	23,762	20,188	17,764
Other repossessed assets	8,601	8,774	3,331	4,255	3,823
Total nonperforming assets	$906,493	$506,184	$482,289	$490,727	$450,696

TDRs accruing and past due less than 90 days	$120,316	$150,038	$154,397	$155,592	$157,252

Covered loans [c]	423,819	440,961	458,066	473,842	488,560
Covered nonperforming loans [c]	37,476	38,106	43,192	44,664	45,581
Covered nonperforming assets [c]	40,157	40,216	45,569	47,085	47,598

Total nonperforming loans as a % of loans	1.41%	0.78%	0.75%	0.77%	0.73%
Total nonperforming loans as a % of loans, excluding covered loans	1.36	0.72	0.68	0.71	0.66
Total nonperforming assets as a % of total loans, other real estate, and other repossessed assets	1.46	0.82	0.79	0.81	0.77
Total nonperforming assets as a % of total loans, other real estate, and other repossessed assets, excluding covered assets	1.40	0.76	0.72	0.74	0.69
[a] Includes loans held for sale.
[b] Excludes loans classified as troubled debt restructuring (TDRs).
[c] Covered assets includes loans and OREO acquired from the FDIC subject to loss sharing agreements.

	Three Months Ended
	2016	2015
	March 31	December 31	September 30	June 30	March 31
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$762,673	$722,122	$721,471	$701,864	$685,041
Net charge-offs (NCO)	53,478	35,756	28,500	26,542	25,208
Provision for loan losses	113,245	76,307	29,151	46,149	42,031
Balance at end of period	$822,440	$762,673	$722,122	$721,471	$701,864

Allowance for loan losses as a % of total loans	1.32%	1.24%	1.20%	1.20%	1.20%
Allowance for loan losses as a % of nonperforming loans [a]	93.46	160.04	158.64	154.73	163.56
Allowance for loan losses as a % of nonperforming assets [a]	90.73	150.67	149.73	147.02	155.73

Annualized as a % of average loans:
NCO - QTD	0.35	0.23	0.19	0.18	0.17
NCO - YTD	0.35	0.19	0.18	0.18	0.17
[a] Includes loans held for sale that are on nonaccrual status.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended March 31,
	2016			2015
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
YIELD/RATE ANALYSIS
(Taxable Equivalent Basis)
Assets
Earning assets:
Loans	$62,195,963	$577,222	3.73%	$58,813,049	$557,889	3.85%
Investment securities available for sale [a]	11,190,735	46,284	1.66	9,958,593	49,730	2.03
Investment securities held to maturity	1,292,776	9,838	3.06	1,360,396	9,663	2.88
Other earning assets	4,382,031	18,687	1.72	3,487,565	10,610	1.23
Total earning assets [a]	79,061,505	652,031	3.32	73,619,603	627,892	3.46
Allowance for loan losses	(784,632)			(691,535)
Unrealized gain (loss) on securities available for sale	198			67,067
Other assets	13,972,001			12,092,020
Total assets	$92,249,072			$85,087,155

Liabilities and Shareholder's Equity
Interest bearing liabilities:
Interest bearing demand deposits	$7,085,934	$3,942	0.22	$7,634,040	$3,037	0.16
Savings and money market accounts	25,775,565	26,743	0.42	23,790,189	26,898	0.46
Certificates and other time deposits	14,433,919	47,069	1.31	12,614,526	39,645	1.27
Foreign office deposits	127,121	61	0.19	148,945	73	0.20
Total interest bearing deposits	47,422,539	77,815	0.66	44,187,700	69,653	0.64
FHLB and other borrowings	5,064,803	18,012	1.43	4,880,657	19,106	1.59
Federal funds purchased and securities sold under agreement to repurchase	800,243	6,157	3.09	939,813	1,326	0.57
Other short-term borrowings	4,025,428	13,896	1.39	3,150,252	10,248	1.32
Total interest bearing liabilities	57,313,013	115,880	0.81	53,158,422	100,333	0.77
Noninterest bearing deposits	20,061,551			17,933,517
Other noninterest bearing liabilities	2,179,817			1,878,784
Total liabilities	79,554,381			72,970,723
Shareholder's equity	12,694,691			12,116,432
Total liabilities and shareholder's equity	$92,249,072			$85,087,155

Net interest income/ net interest spread		536,151	2.51%		527,559	2.69%
Net yield on earning assets			2.73%			2.91%

Total taxable equivalent adjustment		19,270			18,530

Net interest income		$516,881			$509,029
[a] Excludes adjustment for market valuation.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months			Three Months Ended
	Ended March 31,		%	2016	2015
	2016	2015	Change	March 31	December 31	September 30	June 30	March 31
NONINTEREST INCOME
Service charges on deposit accounts	$51,492	$53,284	(3)	$51,492	$54,357	$54,917	$53,690	$53,284
Card and merchant processing fees	29,742	26,183	14	29,742	28,900	29,024	28,711	26,183
Retail investment sales	22,567	25,146	(10)	22,567	24,040	26,055	26,373	25,146
Investment banking and advisory fees	23,604	30,334	(22)	23,604	20,260	17,842	36,799	30,334
Asset management fees	8,805	8,096	9	8,805	8,745	7,918	8,435	8,096
Corporate and correspondent investment sales	4,413	6,259	(29)	4,413	9,710	6,047	7,984	6,259
Mortgage banking	(3,434)	8,159	NM	(3,434)	5,989	554	12,556	8,159
Bank owned life insurance	4,416	4,788	(8)	4,416	5,135	4,345	4,394	4,788
Other	76,621	56,738	35	76,621	65,331	79,938	55,797	56,738
	218,226	218,987	—	218,226	222,467	226,640	234,739	218,987
Investment securities gains, net	8,353	32,832	(75)	8,353	14,689	6,736	27,399	32,832
Gain (loss) on prepayment of FHLB and other borrowings	—	(2,549)	NM	—	(1,898)	—	(3,569)	(2,549)
Total noninterest income	$226,579	$249,270	(9)	$226,579	$235,258	$233,376	$258,569	$249,270

NONINTEREST EXPENSE
Salaries, benefits and commissions	$278,035	$259,262	7	$278,035	$274,863	$268,362	$268,709	$259,262
FDIC indemnification expense	4,710	28,789	(84)	4,710	5,460	8,461	12,419	28,789
Professional services	55,694	46,559	20	55,694	63,863	54,784	51,119	46,559
Equipment	60,136	58,141	3	60,136	57,493	58,151	57,175	58,141
Net occupancy	39,120	39,280	—	39,120	41,122	39,525	40,382	39,280
Marketing	12,709	10,088	26	12,709	9,440	10,624	11,618	10,088
Communications	5,045	5,767	(13)	5,045	5,286	5,682	5,245	5,767
Amortization of intangibles	4,093	10,687	(62)	4,093	9,125	9,507	9,889	10,687
Other	113,577	64,146	77	113,577	91,233	81,154	63,080	64,146
Total noninterest expense	$573,119	$522,719	10	$573,119	$557,885	$536,250	$519,636	$522,719
NM = Not meaningful

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended March 31,
	2016	2015
NON-GAAP RECONCILIATION

Computation of Average Tangible Equity:
Total stockholder's equity (average)	$12,694,691	$12,116,432
Less: Goodwill and other intangibles (average)	5,115,041	5,147,582
Average tangible equity [B]	$7,579,650	$6,968,850
Net income [A]	$34,478	$141,767
Return on average tangible equity ([A]/[B], annualized)	1.83%	8.25%

BBVA COMPASS BANCSHARES, INC SUPPLEMENTAL LOAN PORTFOLIO INFORMATION (Unaudited) (In Thousands)

	At or Quarter Ended March 31, 2016
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$17,837	$9,947	$3,012	$568,154	$9,545	$26,255,552	$26,864,047	$18,057
Real estate – construction	4,345	827	415	5,712	2,664	2,393,548	2,407,511	(302)
Commercial real estate – mortgage	7,865	829	807	71,889	5,425	10,560,579	10,647,394	22
Residential real estate – mortgage	42,126	18,321	1,507	117,602	65,173	13,345,540	13,590,269	961
Equity lines of credit	8,959	3,779	1,010	33,991	—	2,385,631	2,433,370	2,215
Equity loans	7,027	1,447	443	13,925	37,132	487,593	547,567	606
Credit card	4,876	3,850	9,413	—	—	587,166	605,305	8,190
Consumer – direct	8,239	3,201	2,951	682	868	979,711	995,652	8,711
Consumer – indirect	61,460	11,916	4,149	6,386	—	3,505,845	3,589,756	14,769
Covered loans	5,147	2,152	36,783	693	—	379,044	423,819	249
Total loans	$167,881	$56,269	$60,490	$819,034	$120,807	$60,880,209	$62,104,690	$53,478
Loans held for sale	$—	$—	$—	$—	$—	$96,784	$96,784	$—

	At or Quarter Ended December 31, 2015
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$8,197	$4,215	$3,567	$161,591	$9,402	$25,835,402	$26,022,374	$3,345
Real estate – construction	2,864	91	421	5,908	2,247	2,342,722	2,354,253	(423)
Commercial real estate – mortgage	3,843	1,461	2,237	69,953	33,904	10,341,882	10,453,280	1,260
Residential real estate – mortgage	47,323	19,540	1,961	113,234	67,343	13,743,884	13,993,285	1,269
Equity lines of credit	8,263	4,371	2,883	35,023	—	2,369,275	2,419,815	1,382
Equity loans	6,356	2,194	704	15,614	37,108	518,828	580,804	238
Credit card	5,563	4,622	9,718	—	—	607,456	627,359	7,299
Consumer – direct	7,648	3,801	3,537	561	908	920,416	936,871	6,126
Consumer – indirect	73,438	17,167	5,629	5,027	—	3,393,821	3,495,082	14,548
Covered loans	4,862	3,454	37,972	134	—	394,539	440,961	712
Total loans	$168,357	$60,916	$68,629	$407,045	$150,912	$60,468,225	$61,324,084	$35,756
Loans held for sale	$227	$—	$—	$—	$—	$70,355	$70,582	$—

	At or Quarter Ended September 30, 2015
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$15,300	$3,930	$5,202	$130,370	$9,635	$25,471,882	$25,636,319	$3,990
Real estate – construction	1,565	117	426	5,712	2,247	2,305,284	2,315,351	(426)
Commercial real estate – mortgage	4,887	732	5,607	85,975	33,837	10,493,594	10,624,632	437
Residential real estate – mortgage	47,936	15,450	1,230	103,492	71,102	13,658,513	13,897,723	(299)
Equity lines of credit	8,988	4,675	2,411	33,436	—	2,326,898	2,376,408	2,087
Equity loans	6,485	1,807	985	15,104	37,785	549,982	612,148	384
Credit card	5,949	3,621	8,322	—	—	592,090	609,982	6,675
Consumer – direct	16,433	1,988	2,153	635	469	833,311	854,989	6,194
Consumer – indirect	60,018	12,901	4,213	6,053	—	2,818,418	2,901,603	8,970
Covered loans	4,303	3,347	43,039	153	—	407,224	458,066	488
Total loans	$171,864	$48,568	$73,588	$380,930	$155,075	$59,457,196	$60,287,221	$28,500
Loans held for sale	$416	$380	$—	$—	$—	$633,362	$634,158	$—

	At or Quarter Ended June 30, 2015
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$18,524	$7,037	$3,149	$147,051	$9,693	$24,767,734	$24,953,188	$1,869
Real estate – construction	148	512	1,157	7,777	2,212	2,425,025	2,436,831	(2,106)
Commercial real estate – mortgage	7,916	1,348	2,853	78,569	34,389	10,200,605	10,325,680	671
Residential real estate – mortgage	45,487	14,926	1,703	106,179	71,357	13,963,891	14,203,543	1,487
Equity lines of credit	7,833	4,370	2,515	33,757	—	2,304,225	2,352,700	3,608
Equity loans	5,202	1,553	1,147	16,175	38,998	576,051	639,126	(585)
Credit card	4,840	3,361	7,672	—	—	576,496	592,369	7,542
Consumer – direct	7,247	2,190	2,176	853	167	767,735	780,368	6,311
Consumer – indirect	47,676	8,895	2,810	4,853	—	3,185,345	3,249,579	7,593
Covered loans	5,930	3,640	44,528	136	—	419,608	473,842	152
Total loans	$150,803	$47,832	$69,710	$395,350	$156,816	$59,186,715	$60,007,226	$26,542
Loans held for sale	$—	$—	$—	$—	$—	$195,616	$195,616	$—

	At or Quarter Ended March 31, 2015
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$7,940	$3,981	$2,901	$95,318	$9,632	$24,329,192	$24,448,964	$4,437
Real estate – construction	5,275	450	392	7,781	2,237	2,309,360	2,325,495	(1,426)
Commercial real estate – mortgage	6,346	3,629	2,542	87,931	35,292	9,784,843	9,920,583	203
Residential real estate – mortgage	45,893	17,007	3,195	107,051	70,299	13,757,423	14,000,868	927
Equity lines of credit	10,615	4,602	1,995	34,597	—	2,274,075	2,325,884	1,943
Equity loans	5,387	1,728	703	18,313	40,432	568,732	635,295	371
Credit card	5,004	3,441	8,618	—	—	582,967	600,030	7,834
Consumer – direct	7,545	2,406	2,426	2,010	180	692,684	707,251	3,478
Consumer – indirect	34,444	6,726	2,576	4,102	—	3,057,685	3,105,533	6,568
Covered loans	6,582	3,872	45,402	179	—	432,525	488,560	873
Total loans	$135,031	$47,842	$70,750	$357,282	$158,072	$57,789,486	$58,558,463	$25,208
Loans held for sale	$—	$—	$—	$257	$—	$198,231	$198,488	$—

BBVA COMPASS BANCSHARES, INC. BALANCE SHEET (Unaudited) (In Thousands)

	2016	2015
	March 31	December 31	September 30	June 30	March 31
Assets:
Cash and due from banks	$5,111,422	$4,121,944	$3,898,257	$3,353,177	$3,664,182
Federal funds sold, securities purchased under agreements to resell and interest bearing deposits	233,411	330,948	479,207	512,244	300,175
Cash and cash equivalents	5,344,833	4,452,892	4,377,464	3,865,421	3,964,357
Trading account assets	4,358,533	4,138,132	4,193,506	4,879,125	3,680,427
Investment securities available for sale	11,265,797	11,050,520	10,803,660	10,392,484	10,101,828
Investment securities held to maturity	1,267,953	1,322,676	1,357,801	1,375,075	1,373,542
Loans held for sale	96,784	70,582	634,158	195,616	198,488
Loans	62,104,690	61,324,084	60,287,221	60,007,226	58,558,463
Allowance for loan losses	(822,440)	(762,673)	(722,122)	(721,471)	(701,864)
Net loans	61,282,250	60,561,411	59,565,099	59,285,755	57,856,599
Premises and equipment, net	1,295,095	1,320,163	1,309,009	1,315,020	1,332,539
Bank owned life insurance	704,254	700,285	697,023	698,773	694,370
Goodwill	5,043,197	5,043,197	5,060,197	5,060,161	5,046,847
Other intangible assets	27,483	31,576	40,701	50,208	60,097
Other real estate owned	17,877	20,862	23,762	20,188	17,764
Other assets	1,448,204	1,252,784	1,297,620	1,332,923	1,148,883
Total assets	$92,152,260	$89,965,080	$89,360,000	$88,470,749	$85,475,741
Liabilities:
Deposits:
Noninterest bearing	$20,439,114	$19,290,266	$19,060,016	$19,048,273	$18,599,702
Interest bearing	48,508,502	46,690,264	45,432,380	43,451,096	44,300,979
Total deposits	68,947,616	65,980,530	64,492,396	62,499,369	62,900,681
FHLB and other borrowings	4,383,454	5,438,620	6,216,425	6,778,066	4,919,141
Federal funds purchased and securities sold under agreements to repurchase	893,786	750,154	639,259	623,400	909,683
Other short-term borrowings	3,924,781	4,032,644	4,167,897	4,982,154	3,377,694
Accrued expenses and other liabilities	1,331,690	1,185,848	1,463,688	1,360,698	1,206,612
Total liabilities	79,481,327	77,387,796	76,979,665	76,243,687	73,313,811
Shareholder’s Equity:
Preferred stock	229,475	229,475	—	—	—
Common stock — $0.01 par value	2,230	2,230	2,230	2,230	2,230
Surplus	15,180,284	15,188,474	15,246,072	15,245,414	15,278,877
Retained deficit	(2,738,664)	(2,772,614)	(2,859,770)	(2,985,011)	(3,121,071)
Accumulated other comprehensive loss	(31,946)	(99,307)	(37,789)	(64,672)	(27,654)
Total BBVA Compass Bancshares, Inc. shareholder’s equity	12,641,379	12,548,258	12,350,743	12,197,961	12,132,382
Noncontrolling interests	29,554	29,026	29,592	29,101	29,548
Total shareholder’s equity	12,670,933	12,577,284	12,380,335	12,227,062	12,161,930
Total liabilities and shareholder’s equity	$92,152,260	$89,965,080	$89,360,000	$88,470,749	$85,475,741

BBVA COMPASS BANCSHARES, INC. INCOME STATEMENTS (Unaudited) (In Thousands)

	Three Months Ended
	2016	2015
	March 31	December 31	September 30	June 30	March 31
Interest income:
Interest and fees on loans	$561,083	$546,392	$540,517	$531,394	$543,842
Interest on investment securities available for sale	46,197	49,066	46,646	48,204	48,208
Interest on investment securities held to maturity	6,795	6,870	6,953	6,924	6,702
Interest on federal funds sold, securities purchased under agreements to resell and interest bearing deposits	4,365	1,591	1,659	1,362	996
Interest on trading account assets	14,321	13,058	14,431	13,832	9,614
Total interest income	632,761	616,977	610,206	601,716	609,362
Interest expense:
Interest on deposits	77,815	71,342	68,282	65,201	69,653
Interest on FHLB and other borrowings	18,012	22,920	20,422	27,540	19,106
Interest on federal funds purchased and securities sold under agreements to repurchase	6,157	2,856	2,506	1,702	1,326
Interest on other short-term borrowings	13,896	15,774	11,129	15,291	10,248
Total interest expense	115,880	112,892	102,339	109,734	100,333
Net interest income	516,881	504,085	507,867	491,982	509,029
Provision for loan losses	113,245	76,307	29,151	46,149	42,031
Net interest income after provision for loan losses	403,636	427,778	478,716	445,833	466,998
Noninterest income:
Service charges on deposit accounts	51,492	54,357	54,917	53,690	53,284
Card and merchant processing fees	29,742	28,900	29,024	28,711	26,183
Retail investment sales	22,567	24,040	26,055	26,373	25,146
Investment banking and advisory fees	23,604	20,260	17,842	36,799	30,334
Asset management fees	8,805	8,745	7,918	8,435	8,096
Corporate and correspondent investment sales	4,413	9,710	6,047	7,984	6,259
Mortgage banking	(3,434)	5,989	554	12,556	8,159
Bank owned life insurance	4,416	5,135	4,345	4,394	4,788
Investment securities gains, net	8,353	14,689	6,736	27,399	32,832
Loss on prepayment of FHLB and other borrowings	—	(1,898)	—	(3,569)	(2,549)
Other	76,621	65,331	79,938	55,797	56,738
Total noninterest income	226,579	235,258	233,376	258,569	249,270
Noninterest expense:
Salaries, benefits and commissions	278,035	274,863	268,362	268,709	259,262
FDIC indemnification expense	4,710	5,460	8,461	12,419	28,789
Professional services	55,694	63,863	54,784	51,119	46,559
Equipment	60,136	57,493	58,151	57,175	58,141
Net occupancy	39,120	41,122	39,525	40,382	39,280
Marketing	12,709	9,440	10,624	11,618	10,088
Communications	5,045	5,286	5,682	5,245	5,767
Amortization of intangibles	4,093	9,125	9,507	9,889	10,687
Other	113,577	91,233	81,154	63,080	64,146
Total noninterest expense	573,119	557,885	536,250	519,636	522,719
Net income before income tax expense	57,096	105,151	175,842	184,766	193,549
Income tax expense	22,618	17,505	50,110	48,116	51,782
Net income	34,478	87,646	125,732	136,650	141,767
Less: net income attributable to noncontrolling interests	528	490	491	590	657
Net income attributable to shareholder	$33,950	$87,156	$125,241	$136,060	$141,110